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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                ----------------------------------
                              FORM 8-A

                           AMENDMENT NO. 3

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                       Signature Inns, Inc.
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      (Exact name of registrant as specified in its charter)


            Indiana                                     35-1426996
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(State of incorporation or organization)  (I.R.S. employer identification no.)



     250 East 96th Street, Suite 450
       Indianapolis, Indiana                                46240
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(Address of principal executive offices)                  (zip code)



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A(c)(1) please check the
following box.  \_\


If this Form relates to the registration of
a class of debt securities and is to
become effective simultaneously with
the effectiveness of a concurrent
registration statement under the
Securities Act of 1933 pursuant to
General Instruction A(c)(2) please check
the following box.   \_\



Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each Class to               Name of each exchange on which
          be so registered                   each class is to be registered
     ---------------------------------   -------------------------------------

           None                                      None
     ---------------------------------   -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                               Common Stock
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                         (Title of Class)

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Item 1:  Description of Registrant's Securities to be Registered.
------   -------------------------------------------------------

     The information required by this Item is included in a form of prospectus filed by the registrant as part of its Registration Statement on Form
SB-2 (File No. 333-12735) on September 26, 1996, as amended, and such prospectus is hereby incorporated by reference into this Form 8-A
Registration Statement.

Item 2:  Exhibits.
------   --------

     The Following exhibits are filed only with The NASDAQ Stock Market, Inc.

     1.   Form 10-KSB for the Year Ended December 31, 1995
     2.   Form 10-QSB for the Quarter Ended March 31, 1996
     3.   Form 10-QSB for the Quarter Ended June 30, 1996
     4.   Proxy Statement dated May 21, 1996
     5.   Amended and Restated Articles of Incorporation
     6.   Code of By-Laws
     7.   Specimen copy of stock certificate
     8.   Annual Report to Shareholders for the Year Ended December 31, 1995

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                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       SIGNATURE INNS, INC.


Date:  November 8, 1996               By:/s/ Martin D. Brew
                                         __________________________________
                                         Martin D. Brew, Treasurer



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                               EXHIBIT INDEX

     Exhibit
     Number             Description

     1.                 Form 10-KSB for the Year Ended December 31, 1995
     2.                 Form 10-QSB for the Quarter Ended March 31, 1996
     3.                 Form 10-QSB for the Quarter Ended June 30, 1996
     4.                 Proxy Statement dated May 21, 1996
     5.                 Amended and Restated Articles of Incorporation
     6.                 Code of By-Laws
     7.                 Specimen copy of stock certificate
     8.                 Annual Report to Shareholders for the Year Ended
                        December 31, 1995